Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports First Quarter 2024 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, May 7, 2024 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the first quarter 2024. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q1’24
Net Loss Attributable to Stockholders	$(56,582)
Basic and Diluted Loss per Share of Common Stock	$(0.54)
Adjusted EBITDA (1)	$27,231
Adjusted EBITDA - Four core segments (1)(2)	$37,168
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
First Quarter 2024 Dividends
On May 7, 2024, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended March 31, 2024, payable on May 29, 2024 to the holders of record on May 17, 2024.
Business Highlights
•Transtar revenue of $46.3 million represented a new quarterly record, with momentum continuing into Q2.
•Jefferson Terminal revenue of $18.6 million impacted by an accelerated customer turnaround in Q1; with the turnaround now complete, Jefferson Terminal volumes and revenue are running at record levels.
•Long Ridge operated at 98% capacity factor; close to signing several long-term “behind the meter” contracts and seeing rapidly increasing demand in the AI data center space.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Wednesday, May 8, 2024 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BIca642246d3df458aad5fd075de5e813a. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Wednesday, May 8, 2024 through 11:30 A.M. on Wednesday, May 15, 2024 on https://ir.fipinc.com/news-events/events.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Transtar’s continued momentum, and Long Ridge’s potential new “behind the meter” contracts. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Revenues
Total revenues	$82,535	$76,494

Expenses
Operating expenses	64,575	65,162
General and administrative	4,861	3,201
Acquisition and transaction expenses	926	269
Management fees and incentive allocation to affiliate	3,001	2,982
Depreciation and amortization	20,521	20,135
Asset impairment	—	141
Total expenses	93,884	91,890

Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(11,902)	4,366
Loss on sale of assets, net	(13)	(124)
Interest expense	(27,593)	(23,250)
Other income	2,365	221
Total other expense	(37,143)	(18,787)
Loss before income taxes	(48,492)	(34,183)
Provision for income taxes	1,805	1,729
Net loss	(50,297)	(35,912)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(10,690)	(9,893)
Less: Dividends and accretion of redeemable preferred stock	16,975	14,570
Net loss attributable to stockholders	$(56,582)	$(40,589)

Loss per share:
Basic	$(0.54)	$(0.39)
Diluted	$(0.54)	$(0.40)
Weighted average shares outstanding:
Basic	104,189,287	102,787,640
Diluted	104,189,287	102,787,640

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$22,968	$29,367
Restricted cash	41,328	58,112
Accounts receivable, net	53,914	55,990
Other current assets	46,321	42,034
Total current assets	164,531	185,503
Leasing equipment, net	35,652	35,587
Operating lease right-of-use assets, net	68,921	69,748
Property, plant, and equipment, net	1,610,731	1,630,829
Investments	68,085	72,701
Intangible assets, net	50,735	52,621
Goodwill	275,367	275,367
Other assets	70,659	57,253
Total assets	$2,344,681	$2,379,609

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$139,662	$130,796
Current debt, net	77,683	—
Operating lease liabilities	7,242	7,218
Other current liabilities	15,180	12,623
Total current liabilities	239,767	150,637
Debt, net	1,266,506	1,340,910
Operating lease liabilities	61,599	62,441
Other liabilities	114,068	87,530
Total liabilities	1,681,940	1,641,518

Commitments and contingencies	—	—

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of March 31, 2024 and December 31, 2023; redemption amount of $446.5 million at March 31, 2024 and December 31, 2023)	342,207	325,232

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 101,693,823 and 100,589,572 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively)	1,016	1,006
Additional paid in capital	822,956	843,971
Accumulated deficit	(221,780)	(182,173)
Accumulated other comprehensive loss	(199,643)	(178,515)
Stockholders' equity	402,549	484,289
Non-controlling interest in equity of consolidated subsidiaries	(82,015)	(71,430)
Total equity	320,534	412,859
Total liabilities, redeemable preferred stock and equity	$2,344,681	$2,379,609

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(50,297)	$(35,912)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses (earnings) of unconsolidated entities	11,902	(4,366)
Loss on sale of assets, net	13	124
Equity-based compensation	2,340	895
Depreciation and amortization	20,521	20,135
Asset impairment	—	141
Change in deferred income taxes	1,337	1,547
Change in fair value of non-hedge derivative	—	1,125
Amortization of deferred financing costs	1,929	1,429
Amortization of bond discount	1,426	1,045
Provision for (benefit from) credit losses	169	(165)
Change in:
Accounts receivable	1,907	(10,825)
Other assets	(4,289)	8,140
Accounts payable and accrued liabilities	9,206	6,700
Other liabilities	(47)	(2,157)
Net cash used in operating activities	(3,883)	(12,144)

Cash flows from investing activities:
Investment in unconsolidated entities	(611)	(2,126)
Acquisition of consolidated subsidiary	—	(4,448)
Acquisition of leasing equipment	(396)	—
Acquisition of property, plant and equipment	(12,859)	(39,861)
Investment in promissory notes and loans	—	(20,500)
Investment in equity instruments	(5,000)	—
Proceeds from sale of property, plant and equipment	20	93
Net cash used in investing activities	(18,846)	(66,842)

Cash flows from financing activities:
Proceeds from debt	—	41,600
Payment of deferred financing costs	(265)	(649)
Cash dividends - common stock	—	(3,084)
Settlement of equity-based compensation	(189)	(90)
Net cash (used in) provided by financing activities	(454)	37,777

Net decrease in cash and cash equivalents and restricted cash	(23,183)	(41,209)
Cash and cash equivalents and restricted cash, beginning of period	87,479	149,642
Cash and cash equivalents and restricted cash, end of period	$64,296	$108,433

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.
The following table sets forth a reconciliation of net loss attributable to stockholders to Adjusted EBITDA for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
(in thousands)	2024	2023
Net loss attributable to stockholders	$(56,582)	$(40,589)
Add: Provision for income taxes	1,805	1,729
Add: Equity-based compensation expense	2,340	895
Add: Acquisition and transaction expenses	926	269
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	1,125
Add: Asset impairment charges	—	141
Add: Incentive allocations	—	—
Add: Depreciation & amortization expense (1)	21,097	20,135
Add: Interest expense	27,593	23,250
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	6,257	8,190
Add: Dividends and accretion of redeemable preferred stock	16,975	14,570
Add: Interest and other costs on pension and OPEB liabilities	600	480
Add: Other non-recurring items (3)	—	1,288
Less: Equity in losses (earnings) of unconsolidated entities	11,902	(4,366)
Less: Non-controlling share of Adjusted EBITDA (4)	(5,682)	(5,221)
Adjusted EBITDA (non-GAAP)	$27,231	$21,896
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(1)Includes the following items for the three months ended March 31, 2024 and 2023: (i) depreciation and amortization expense of $20,521 and $20,135 and (ii) capitalized contract costs amortization of $576 and $—.
(2)Includes the following items for the three months ended March 31, 2024 and 2023: (i) net (loss) income of $(11,942) and $4,318, (ii) interest expense of $10,893 and $8,032, (iii) depreciation and amortization expense of $5,130 and $5,666, (iv) acquisition and transaction expenses of $19 and $20, (v) changes in fair value of non-hedge derivative instruments of $2,053 and $(9,847), (vi) equity-based compensation of $1 and $1, (vii) asset impairment of $87 and $— and (viii) equity method basis adjustments of $16 and $—, respectively.
(3)Includes the following item for the three months ended March 31, 2023: Railroad severance expense of $1,288.
(4)Includes the following items for the three months ended March 31, 2024 and 2023: (i) equity-based compensation of $431 and $110, (ii) (benefit from) provision for income taxes of $(134) and $53, (iii) interest expense of $2,189 and $1,857, (iv) depreciation and amortization expense of $3,194 and $3,136, (v) changes in fair value of non-hedge derivative instruments of $— and $61, (vi) interest and other costs on pension and OPEB liabilities of $2 and $1 and (vii) other non-recurring items of $— and $3, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended March 31, 2024:

	Three Months Ended March 31, 2024
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$14,436	$(11,120)	$(4,260)	$(5,427)	$(6,371)
Add: Provision for (benefit from) income taxes	1,092	(554)	(136)	—	402
Add: Equity-based compensation expense	290	1,759	291	—	2,340
Add: Acquisition and transaction expenses	184	2	—	—	186
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation & amortization expense (1)	5,012	12,906	2,444	—	20,362
Add: Interest expense	69	9,297	146	—	9,512
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	—	—	—	8,782	8,782
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	600	—	—	—	600
Add: Other non-recurring items	—	—	—	—	—
Less: Equity in losses of unconsolidated entities	—	—	—	7,037	7,037
Less: Non-controlling share of Adjusted EBITDA (3)	(25)	(5,489)	(168)	—	(5,682)
Adjusted EBITDA (non-GAAP)	$21,658	$6,801	$(1,683)	$10,392	$37,168
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(1)Jefferson Terminal
Includes the following items for the three months ended March 31, 2024: (i) depreciation and amortization expense of $12,330 and (ii) capitalized contract costs amortization of $576, respectively.
(2)Power and Gas
Includes the following items for the three months ended March 31, 2024: (i) net loss of $(7,053), (ii) interest expense of $9,210, (iii) depreciation and amortization expense of $4,449, (iv) acquisition and transaction expenses of $19, (v) changes in fair value of non-hedge derivative instruments of $2,053, (vi) equity-based compensation of $1, (vii) asset impairment of $87 and (viii) equity method basis adjustments of $16.
(3)Railroad
Includes the following items for the three months ended March 31, 2024: (i) equity-based compensation of $1, (ii) provision for income taxes of $4, (iii) depreciation and amortization expense of $18 and (iv) interest and other costs on pension and OPEB liabilities of $2.
Jefferson Terminal
Includes the following items for the three months ended March 31, 2024: (i) equity-based compensation of $412, (ii) benefit from income taxes of $(130), (iii) interest expense of $2,180 and (iv) depreciation and amortization expense of $3,027.
Repauno
Includes the following items for the three months ended March 31, 2024: (i) equity-based compensation of $18, (ii) benefit from income taxes of $(8), (iii) interest expense of $9 and (iv) depreciation and amortization expense of $149.